SEPTEMBER 30, 2019

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2019, AS RESTATED JULY 10, 2019 AND AS SUPPLEMENTED AUGUST 8, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

Effective September 30, 2019, Nicolas Choumenkovitch and Michael Carmen will no longer serve as Additional Portfolio Managers to The Hartford Capital Appreciation Fund (the “Fund”). Effective September 30, 2019, Stephen Mortimer and Gregory J. Garabedian will serve as Additional Portfolio Managers to the Fund. As a result, the Additional Portfolio Managers’ table for the Fund under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Capital Appreciation Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Stephen Mortimer	Russell 3000 Growth /Lipper Multicap Core
Gregory J. Garabedian	Russell 2500 Value / Lipper Multicap Core
Don Kilbride	Russell 1000 / Lipper Multicap Core
Greg Pool	Russell 3000 / Lipper Multicap Core
Philip Ruedi	Russell 3000 / Lipper Multicap Core

*Benchmark/Peer groups weighted 90%/10%, respectively

This Supplement should be retained with your SAI for future reference.